Exhibit 4(c)

SUPPLEMENTAL INDENTURE NO. 8

BY

AND

BETWEEN

McDONALD’S CORPORATION

AND

U.S. BANK NATIONAL ASSOCIATION
(formerly, First Union National Bank),
as Trustee

Dated December 15, 2006

SUPPLEMENTAL TO SENIOR DEBT SECURITIES INDENTURE
DATED AS OF OCTOBER 19, 1996

McDONALD’S CORPORATION
SUPPLEMENTAL INDENTURE NO. 8
Dated December 15, 2006

Medium-Term Notes, Series I, Due from 1 Year to 60 Years from Date of Issue

Supplemental Indenture No. 8, dated December 15, 2006, by and between McDONALD’S CORPORATION, a corporation organized and existing under the laws of the State of Delaware (hereinafter sometimes referred to as the “Company”), and U.S. BANK NATIONAL ASSOCIATION (formerly, First Union National Bank), a national banking association authorized to accept and execute trusts (hereinafter sometimes referred to as the “Trustee”).

W I T N E S S E T H:

WHEREAS, The Company and the Trustee have executed and delivered a Senior Debt Securities Indenture dated as of October 19, 1996 (as amended or supplemented from time to time, the “Indenture”);

WHEREAS, Section 10.01 of the Indenture provides for the Company, when authorized by its Board of Directors, and the Trustee to enter into an indenture supplemental to the Indenture to establish the form or terms of Debt Securities, as permitted by Sections 2.01 and 2.02 of the Indenture; and

WHEREAS, Sections 2.01 and 2.02 of the Indenture provide for Debt Securities of any series to be established pursuant to an indenture supplemental to the Indenture;

NOW, THEREFORE, THIS SUPPLEMENTAL INDENTURE WITNESSETH:

For and in consideration of the premises and the purchase of the series of Debt Securities provided for herein, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of such series of Debt Securities, as follows:

ARTICLE ONE
RELATION TO INDENTURE; DEFINITIONS

SECTION 1.01.              This Supplemental Indenture No. 8 constitutes an integral part of the Indenture.

SECTION 1.02.              (a)  For all purposes of this Supplemental Indenture No. 8, except as otherwise expressly provided or unless the context otherwise requires, all capitalized terms used and not defined herein shall have the meanings assigned to them in the Indenture or in Exhibits A and B hereto.

(b)         All references herein to Articles, Sections and Exhibits, unless otherwise specified, refer to the corresponding Articles, Sections or Exhibits of this Supplemental Indenture No. 8; and

(c)          The terms “hereof,” “herein,” “hereto,” “hereunder” and “herewith” refer to this Supplemental Indenture No. 8.

ARTICLE TWO
THE SERIES OF DEBT SECURITIES

SECTION 2.01.              (a)  There shall be a series of Debt Securities issuable in registered form (the “Notes”) and designated the “Medium-Term Notes, Series I, Due from 1 Year to 60 Years from Date of Issue”.  The Notes shall be issuable without limitation as to the aggregate principal amount thereof thereof.

(b)         Each Note shall bear interest either at a fixed rate (a “Fixed Rate Note”), which may be zero in the case of Original Issue Discount Notes (as defined below), or at a floating rate (a “Floating Rate Note”) or at a rate determined by reference to an Index (as defined below) in the case of certain Indexed Notes (as defined below).

SECTION 2.02.              Fixed Rate Notes and Floating Rate Notes shall contain substantially the terms and provisions set forth in either the form of Series I Fixed Rate Note or the form of Series I Floating Rate Note attached as Exhibits A and B, respectively, or such other forms of Notes specified in an Officers’ Certificate pursuant to duly adopted resolutions of the Board of Directors of the Company.  All of the terms and provisions of such Notes are hereby incorporated by reference herein.

SECTION 2.03.              In addition to the terms described in Section 2.02, a Note shall contain the following terms to be specified in a Pricing Supplement:

(a)    the principal amount and currency (which may be U.S. dollars or one or more foreign currencies, including the Euro, as designated by the Company (the “Specified Currency”)) for such Note (and, if the Specified Currency is other than U.S. dollars, certain other terms relating to such Note and such Specified Currency, including the authorized denominations of such Note);

(b)    whether such Note is a Fixed Rate Note, Floating Rate Note or an Indexed Note (as defined below) as to which interest is determined by reference to an Index;

(c)    the price (expressed as a percentage of the aggregate principal amount thereof) at which such Note will be issued (the “Issue Price”);

(d)    the date on which such Note will be issued (the “Original Issue Date”);

(e)    the date on which such Note will mature (the “Stated Maturity”);

(f)     if such Note is a Fixed Rate Note, the rate per annum at which such Note will bear interest, if any, and the dates on which interest will be payable if other than February 15 and August 15 (each an “Interest Payment Date”);

(g)    if such Note is a Floating Rate Note, the Base Rate, the Initial Interest Rate, the Interest Reset Period, the Interest Payment Dates, the Maximum Interest Rate, if any,

the Minimum Interest Rate, if any, the Spread or Spread Multiplier, if any (all as defined in Sections 2.02 and 2.06), and any other terms relating to the particular method of calculating the interest rate for such Note;

(h)    whether such Note is an Original Issue Discount Note;

(i)     if such Note is an Indexed Note, the manner in which the principal amount of the Note payable at Stated Maturity and/or the interest amount payable will be determined (other than as described in Section 2.07);

(j)     whether such Note may be redeemed at the option of the Company, or repaid at the option of the Holder, prior to Stated Maturity and, if so, the provisions (other than the redemption and prepayment provisions specified in Sections 2.02) relating to such redemption or repayment, including, in the case of an Original Issue Discount Note, Indexed Note or Amortizing Note (as defined below), the information necessary to determine the amount due upon redemption or repayment;

(k)    if such Note is an Amortizing Note, information necessary to determine the repayment schedule, including the manner in which payments thereon will be applied to interest and the reduction of unpaid principal; and

(l)     any other terms of such Note not inconsistent with the provisions of the Indenture.

SECTION 2.04.              The Bank of New York Trust Company, N.A., 2 North LaSalle Street, Suite 1020, Chicago, Illinois, is hereby initially appointed as Authenticating Agent, Registrar, Paying Agent and Calculation Agent with respect to the Notes.

SECTION 2.05.              With respect to any Notes issued hereunder, (a) the term “Original Issue Discount Note” shall mean (i) a Note, including any such Note whose interest rate is zero, that has a stated redemption price at maturity that exceeds its Issue Price by at least 0.25% of its aggregate principal amount, multiplied by the number of full years from the Original Issue Date to the Stated Maturity of such Note; and (ii) any other Note designated by the Company as issued with original issue discount for U.S. federal income tax purposes; and (b) the term “Yield to Stated Maturity” shall mean the yield to Stated Maturity, calculated at the time of issuance of the Notes or, if applicable, at the most recent redetermination of interest on such Notes and calculated in accordance with accepted financial practice.

SECTION 2.06.              (a) With respect to any Notes hereunder, the term “Indexed Note” shall mean a Note, the principal amount payable at Stated Maturity of which (the “Indexed Principal Amount”) and/or the interest amount payable on which is determined by reference to a measure (the “Index”) which will be related to (i) the rate of exchange between the Specified Currency for such Note and the other currency or composite currency (the “Index Currency”) specified in such Indexed Note (such Indexed Note, “Currency Indexed Note”); (ii) the difference in the price of a specified commodity (the “Indexed Commodity”) on specified dates (such Indexed Note, “Commodity Indexed Note”); (iii) the difference in the level of a specified stock index (the “Stock Index”), which may be based on U.S. or foreign stocks, on specified dates (such Indexed Note,

“Stock Indexed Note”); or (iv) such other objective price or economic measures as are described in such Indexed Note.

(b)         Unless otherwise specified in an Indexed Note, interest on such Indexed Note will be payable by the Company based on the amount designated therein as the “Face Amount” of such Indexed Note. Such Indexed Note will describe whether the principal amount of such Indexed Note that would be payable upon redemption or repayment prior to Stated Maturity will be the Face Amount of such Indexed Note, the Indexed Principal Amount of such Indexed Note at the time of redemption or repayment, or another amount described in such Indexed Note.

SECTION 2.07.              With respect to any Notes hereunder, the term “Amortizing Notes” shall mean any Note, payments in respect of which represent interest due and the reduction of unpaid principal, as provided in such Amortizing Note.

SECTION 2.08.              Any interest on any Note which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called “Defaulted Interest”) shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder; and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (a) and clause (b) below:

(a)               The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Notes are registered at the close of business on a special record date (“Special Record Date”) for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Note and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee or any paying agent designated by the Company an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee or with any paying agent designated by the Company for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Section provided.  Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 nor less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment.  The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first class postage prepaid, to each Holder of Notes at his address as it appears in the Debt Security Register, not less than 10 days prior to such Special Record Date.  Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the Persons in whose names the Notes are registered on such Special Record Date and shall no longer be payable pursuant to the following clause (b).

(b)              The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such payment shall be deemed practicable by the Trustee.

(c)               Subject to the foregoing provisions of this Section, each Note delivered under this Supplemental Indenture No. 8 upon transfer of or in exchange for or in lieu of any other Note shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Note.

SECTION 2.09.              The Place of Payment for the Notes shall be both The City of New York, New York, and the City of Philadelphia, Pennsylvania.

SECTION 2.10.              The terms and provisions contained in the form of the Notes attached as Exhibits A and B shall constitute, and are hereby expressly made, a part of the Indenture and, to the extent applicable, the Company and the Trustee, by their execution and delivery hereof, expressly agree to such terms and provisions and to be bound thereby.

ARTICLE THREE
MISCELLANEOUS

SECTION 3.01.              The recitals of fact herein and in the Notes shall be taken as statements of the Company and shall not be construed as made by the Trustee.

SECTION 3.02.              This Supplemental Indenture No. 8 shall be construed in connection with and as a part of the Indenture.

SECTION 3.03.              (a)  If any provision of this Supplemental Indenture No. 8 limits, qualifies or conflicts with another provision of the Indenture required to be included in indentures qualified under the Trust Indenture Act of 1939 (as in effect on the date of this Supplemental Indenture No. 8) by any of the provisions of Sections 310 to 317, inclusive, of the Trust Indenture Act of 1939, such required provisions shall control.

(b)         In case any one or more of the provisions contained in this Supplemental Indenture No. 8 or in the Notes issued hereunder should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected, impaired, prejudiced or disturbed thereby.

SECTION 3.04.              Whenever in this Supplemental Indenture No. 8 either of the parties hereto is named or referred to, this shall be deemed to include the successors or assigns of such party, and all the covenants and agreements in this Supplemental Indenture No. 8 contained by or on behalf of the Company or by or on behalf of the Trustee shall bind and inure to the benefit of the respective successors and assigns of such parties, whether so expressed or not. Nothing in this Supplemental Indenture No. 8 or the Notes, expressed or implied, shall give to any Person, other than the parties hereto, their successors hereunder and the Holders of the Notes, any benefit or any legal or equitable right, remedy or claim under this Supplemental Indenture No. 8.

SECTION 3.05.              (a)  This Supplemental Indenture No. 8 may be executed in any number of counterparts, each of which so executed shall be deemed an original, but all such counterparts shall together constitute but one and the same instrument.

(b)         The descriptive headings of the several Articles of this Supplemental Indenture No. 8 were formulated, used and inserted herein for convenience only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

IN WITNESS WHEREOF, McDONALD’S CORPORATION has caused this Supplemental Indenture No. 8 to be signed, acknowledged and delivered by its President, Executive Vice President and Chief Financial Officer or Senior Vice President and Treasurer and the same to be attested by its Secretary or Assistant Secretary, and U.S. BANK NATIONAL ASSOCIATION, as Trustee, has caused this Supplemental Indenture No. 8 to be signed, acknowledged and delivered by one of its Vice Presidents and the same to be attested by one of its Authorized Officers, all as of the day and year first written above.

McDONALD’S CORPORATION

	By:	/s/ Michael D. Richard
Michael D. Richard
Corporate Senior Vice President and
Treasurer

Attest:

Secretary

U.S. BANK NATIONAL ASSOCIATION
as Trustee

	By:	/s/ George J. Rayzis
George J. Rayzis
Vice President

Attest:

Authorized Officer

EXHIBIT A
Form of Fixed Rate Note

SERIES I FIXED RATE NOTE

REGISTERED		PRINCIPAL AMOUNT

No.	McDONALD’S CORPORATION
MEDIUM-TERM NOTE, SERIES I
	(FIXED RATE)	CUSIP

Due From One Year To 60 Years From Date Of Issue

IF THE REGISTERED OWNER OF THIS NOTE (AS INDICATED BELOW) IS THE DEPOSITORY TRUST COMPANY  (“DTC”) OR A NOMINEE OF DTC, THIS NOTE IS A GLOBAL SECURITY AND THE FOLLOWING LEGEND IS APPLICABLE: UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.  UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES REPRESENTED HEREBY IN DEFINITIVE REGISTERED FORM, THIS REGISTERED GLOBAL SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC TO A NOMINEE OF DTC, OR BY A NOMINEE OF DTC TO DTC OR ANOTHER NOMINEE OF DTC, OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

IF APPLICABLE, THE “TOTAL AMOUNT OF OID,” “YIELD TO STATED MATURITY” AND “INITIAL ACCRUAL PERIOD OID” (COMPUTED UNDER THE APPROXIMATE METHOD) BELOW WILL BE COMPLETED SOLELY FOR THE PURPOSES OF APPLYING THE FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT (“OID”) RULES.

Issue Price:	%	Original Issue Date:

Interest Rate:	%	Stated Maturity:

Specified Currency:
(Applicable only if other than U.S. dollars)

Option to Receive Payments in Specified Currency:	☐ Yes	☐ No
(Applicable only if Specified Currency is
other than U.S. dollars)

Authorized Denominations:
(Applicable only if other than U.S.$1,000
and increments of U.S.$1,000 or if Specified
Currency is other than U.S. dollars)

Method of Payment of Principal:
(Applicable only if other than immediately available funds)

Interest Payment Dates:
(Applicable only if other than February 15 and August 15 of each year)

Regular Record Dates:
(Applicable only if other than February 1 and August 1 of each year)

Optional Redemption:

Optional Redemption Dates:
Redemption Prices:

☐

The Redemption Price shall initially be       % of the principal amount of the Note to be redeemed and shall decline at each anniversary of the initial Optional Redemption Date by% of the principal amount to be redeemed until the Redemption Price is 100% of such principal amount; provided, however, that if this Note is an Original Issue Discount Note, the Redemption Price shall be the Amortized Face Amount of the principal amount to be redeemed.

☐	Other:

Sinking Fund:

Sinking Fund Dates:

Sinking Fund Amounts:

Amortizing Note:	☐ Yes	☐ No

Amortizing Schedule:

Optional Repayment:

Optional Repayment Dates:

Optional Repayment Prices:

Original Issue Discount Note:

Total Amount of OID:

Yield to Stated Maturity:

Initial Accrual Period OID:

McDONALD’S CORPORATION, a corporation duly organized and existing under the laws of the State of Delaware (herein called the “Company”, which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to         or registered assigns, on the Stated Maturity shown above, the principal sum specified above (or so much thereof as shall then remain outstanding) in the currency specified above (the “Specified Currency”) and to pay interest on the principal sum outstanding from time to time in the Specified Currency at the Interest Rate shown above from and including the Original Issue Date shown above or from and including the most recent date to which interest has been paid or duly provided for, semi-annually in arrears, unless otherwise specified on the face hereof, on but excluding February 15 and August 15 of each year and at but excluding Maturity (each such day being an “Interest Payment Date”), until the principal hereof is paid or duly provided for.  Interest on this Note, if any, will be computed on the basis of a 360-day year of twelve 30-day months.  The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date as specified on the face hereof shall, as provided in such Indenture, be paid to the person in whose name this Note is registered at the close of business on the Regular Record Date for such interest as which, unless otherwise specified on the face hereof, shall be the February 1 or August 1 (whether or not a Business Day), as the case may be, next preceding an Interest Payment Date.  Notwithstanding the foregoing, if this Note is issued between a Regular Record Date and the related Interest Payment Date, the interest so payable for the period from the Original Issue Date to such Interest Payment Date shall be paid on the next succeeding Interest Payment Date to the Registered Holder hereof on the related Regular Record Date.  For purposes of this Note, “Business Day” means any day, other than Saturday or Sunday, that is (i) neither a legal holiday nor a day on which banking institutions are authorized or required by law, regulation or executive order to close in (a) The City of New York, (b) the City of Chicago, or (c) if the Specified Currency for this Note is other than U.S. dollars, or Euro, the Principal Financial Center (as defined below) of the country issuing such currency; (ii) if the Specified Currency for this Note is Euro, a day on which the TARGET System is operating or in any other place or any other days as may be specified herein.  “Principal Financial Center” will be the capital city of the country issuing the currency or composite currency in which any payment in respect of this Note is to be made, except that with respect to Australian dollars, Canadian dollars, U.S. dollars, Swiss francs and Euro, the Principal Financial Center shall be Sydney, Toronto, The City of New York, Zurich and London, respectively.

The principal hereof and any premium and interest hereon are payable by the Company in the Specified Currency shown above.  If the Specified Currency shown above is other than U.S. dollars, the Company or the Paying Agent will (unless otherwise specified on the face hereof) arrange to convert all payments in respect hereof into U.S. dollars in the manner described on the reverse hereof.  The Holder hereof may, if so indicated above, elect to receive all payments in respect hereof in the Specified Currency by delivery of a written notice to the Paying Agent not later than 15 calendar days prior to the applicable payment date.  Such election will remain in effect until revoked by written notice to the Paying Agent received not later than 15 calendar days prior to the applicable payment date.  If the Company determines that the Specified Currency is not available to the Company for making payments in respect hereof due to the imposition of exchange controls or other circumstances beyond the Company’s control, then the Holder hereof may not so elect to receive payments in the Specified Currency, and any such outstanding election shall be automatically suspended, and payments shall be in U.S. dollars, until the Company determines that the Specified Currency is again available to the Company for making such payments.

If this Note is a Certificated Note, payments of interest in U.S. dollars (other than interest payable at Maturity) will be made by check mailed to the address of the Person entitled thereto as such address shall appear on the Debt Security Register on the applicable Regular Record Date, provided that, if the Holder hereof is the Holder of U.S.$10,000,000 (or the equivalent thereof in a Specified Currency other than U.S. dollars determined as provided on the reverse hereof) or more in aggregate principal amount of Notes of like tenor and term, such U.S. dollar interest payments will be made by wire transfer of immediately available funds, but only if appropriate wire transfer instructions have been received in writing by the Paying Agent not less than 15 calendar days prior to the applicable Interest Payment Date.  Simultaneously with any election by the Holder hereof to receive payments in respect hereof in the Specified Currency (if other than U.S. dollars), such Holder shall provide appropriate wire transfer instructions to the Paying Agent and all such payments will be made by wire transfer of immediately available funds to an account maintained by the payee with a bank located outside the United States.  Unless otherwise specified on the face hereof, the principal hereof and any premium and interest hereon payable at Maturity will be paid in immediately available funds upon surrender of this Note at the Place of Payment.  If this Note is a Global Security, beneficial owners of interest herein will be paid in accordance with DTC’s and its participants’ procedures in effect from time to time.

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth in this place.

THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF ILLINOIS.

Unless the Certificate of Authentication hereon has been executed by the Trustee referred to on the reverse hereof (or by an Authenticating Agent, as provided in the Indenture) by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, McDonald’s Corporation has caused this Note to be signed in its corporate name by the Chairman of the Board or its President or one of its Vice Presidents manually or in facsimile and a facsimile of its corporate seal to be imprinted hereon and attested by the manual or facsimile signature of its Secretary or one of its Assistant Secretaries.

Dated:

McDONALD’S CORPORATION

By:
Corporate Senior Vice President and Treasurer

ATTEST:

By:
Secretary

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Debt Securities of the series designated herein provided for in the within mentioned Indenture.

Dated:

U.S. BANK NATIONAL ASSOCIATION
as Trustee

THE BANK OF NEW YORK TRUST COMPANY, N.A.,
as Authenticating Agent

By:
Authorized Signatory

McDONALD’S CORPORATION

MEDIUM-TERM NOTE, SERIES I
(FIXED RATE)

This Note is one of a single series of duly authorized issue of debentures, notes or other evidences of indebtedness of the Company (the “Debt Securities”) of a single series hereinafter specified, all issued or to be issued in one or more series under a Senior Debt Securities Indenture dated as of October 19, 1996 (herein called the “Indenture”), between the Company and U.S. Bank National Association (formerly, First Union National Bank), as trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture) to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Debt Securities and of the terms upon which the Debt Securities are, and are to be, authenticated and delivered.  The Debt Securities may be issued in one or more series, which different series may be issued in various currencies, may be issued in various aggregate principal amounts, may mature at different times, may bear interest (if any) at different rates, may be subject to different redemption provisions (if any), may be subject to different sinking, purchase or analogous funds (if any), may be subject to different covenants and Events of Default and may otherwise vary as in the Indenture provided.  This Debt Security is one of the series designated on the face hereof, which may be issued without limitation as to aggregate principal amount.  The U.S. dollar equivalent of the public offering price or purchase price of Notes denominated in foreign currency will be determined by an agent designated by the Company, which initially shall be The Bank of New York Trust Company, N.A. (the “Paying Agent”), on the basis of the noon buying rate in The City of New York for cable transfers in foreign currencies as certified for customs purposes by the Federal Reserve Bank of New York (the “Market Exchange Rate”) for such currencies on the applicable trade dates.

“Maturity”, when used with respect to this Note, means the date on which the principal of this Note or an installment of principal becomes due and payable as provided herein or in the Indenture, whether at Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

Unless otherwise specified on the face hereof in the case of Notes represented by a Global Security, the authorized denominations of Notes denominated in U.S. dollars will be U.S.$1,000 and any larger amount that is a multiple of U.S.$1,000.  The authorized denominations of Notes denominated in a currency other than U.S. dollars will be as set forth on the respective faces thereof.

Each Note will be issued initially as either a Book-Entry Note or a Certificated Note.

If the Specified Currency is other than U.S. dollars, the amount of any U.S. dollar payment to be made in respect hereof will be determined by the Paying Agent based on the highest firm bid quotation expressed in U.S. dollars received by the Paying Agent at approximately 11:00 A.M., New York City time, on the second Business Day before the applicable payment date (or, if no such rate is quoted on such date, the Paying Agent will use the last date on which such rate was quoted), from three (or, if three are not available, then two) recognized foreign exchange dealers in New York City (which may include the agents, their affiliates or the Paying Agent) selected by the Paying Agent for the purchase by the quoting dealer, for settlement on such payment date, of the aggregate amount of the Specified Currency payable on such payment date in respect of all Notes denominated in such Specified Currency.  All currency exchange costs will be borne by the Holders of such Notes by deductions from such U.S. dollar payments.  If no such bid quotations are available, then such payments will be made in the Specified Currency, unless the Specified Currency is unavailable due to the imposition of exchange controls or to other circumstances beyond the Company’s control, in which case payment will be made as described in the next paragraph.

If the Specified Currency is other than U.S. dollars and this Note is a Global Note, the Holder of a beneficial interest in this Global Note may elect to receive a payment or payments in the Specified Currency by notifying the DTC participant through which its Notes are held on or prior to the applicable Record Date of (1) the Holder’s election to receive all or a portion of the payment in the Specified Currency, and (2) wire transfer instructions to an account located outside of the United States.  DTC must be notified of an election and wire transfer instructions (1) on or prior to the third New York Business Day (as defined below) after the Record Date for any payment of interest, and (2) on or prior to the tenth New York Business Day after the Record Date for any payment of principal.  DTC will notify the Paying Agent of an election and wire transfer instructions (1) on or prior to 5:00 P.M. New York City time on the fifth New York Business Day after the Record Date for any payment of interest, and (2) on or prior to 5:00 P.M. New York City time on the twelfth New York Business Day after the Record Date for any payment of principal.  If complete instructions are forwarded to DTC through DTC participants and by DTC to the Paying Agent on or prior to such dates, such Holder will receive payment in the Specified Currency outside of DTC; otherwise, only U.S. dollar payments will be made by the Paying Agent to DTC.

The term “New York Business Day” means any day other than a Saturday or Sunday or a day on which banking institutions in the City of New York are authorized or required by law or executive order to close.

Except as set forth below, if any payment in respect hereof is required to be made in a Specified Currency other than U.S. dollars and such currency is unavailable to the Company due to the imposition of exchange controls or other circumstances beyond the Company’s control or is no longer used by the government of the country issuing such currency (unless otherwise replaced by the Euro) or for the settlement of transactions by public institutions of or within the international banking community, then such payment shall be made in U.S. dollars until such currency is again available to the Company or so used.  The amount so payable in such foreign currency shall be converted into U.S. dollars on the basis of the most recently available Market Exchange Rate for such currency or as otherwise indicated on the face hereof.  Any payment made under such circumstances in U.S. dollars will not constitute an Event of Default under the Indenture.

If the principal of and any interest and premium, if any, on the Notes is payable in any Specified Currency other than U.S. dollars and (i) the country of which such Specified Currency has been a currency of legal tender for the payment of public and private debts (the “Currency Country”) becomes a Participating Member State (as defined below), then the Company may, solely at its option and without the consent of the Holders of such Notes or the need to amend the Indenture, on any Interest Payment Date after the date on which such country has become a Participating Member State has occurred, (such Interest Payment Date, a “Redenomination Date”), redenominate all of those Notes into Euros upon the giving of not less than 30 days’ notice thereof in accordance with the terms of such Notes, which notice shall set forth the manner in which such redenomination shall be effected.  If the Company elects to redenominate a tranche of Notes, the election to redenominate will have effect as follows:

1.             each denomination will be deemed to be denominated in such amount of Euro as is equivalent to its denomination or the amount of interest in the Specified Currency at the Fixed Conversion Rate (as defined below) adopted by the Council of the European Union for the Specified Currency, rounded down to the nearest Euro 0.01;

2.             after the Redenomination Date, all payments in respect of those Notes, other than payments of interest in respect of periods commencing before the Redenomination Date, will be made solely in Euro as though references in those Notes to the Specified Currency were to Euro.  Payments will be made in Euro by credit or transfer to a Euro account (or any other account to which Euro may be credited or transferred) specified by the payee, or at the option of the payee, by a Euro cheque;

3.             If those Notes are Notes which bear interest at a fixed rate and interest for any period ending on or after the Redenomination Date is required to be calculated for a period of less than one year, it will be calculated on the basis of the applicable fraction specified in the Pricing Supplement; and

4.             such other changes shall be made to the terms of those Notes as we may decide, after consultation with the Trustee, and as may be specified in the notice, to conform them to conventions then applicable to debt securities denominated in Euro or to enable those Notes to be consolidated with other notes, whether or not originally denominated in the Specified Currency or Euro.  Any such other changes will not take effect until after they have been notified to the Holders.

The definitions of Business Day and Market Day that shall apply to the Notes for payments on or in respect thereof following any redenomination thereof and for all other purposes under the Notes and under the Indenture shall be (A) business day and market day definitions for fixed or floating rate (as applicable) Euro-denominated debt obligations issued in the Euromarkets and held in international clearing systems which are consistent with existing or anticipated market practices as determined by the Company or (B) if no such Business Day and Market Day definitions are so determined, the definitions of Business Day and Market Day which applied to such Notes before redenomination or (C) if the Company would be unable to make payments on the Notes on the date that payment is expressed to be due if (B) above were to apply, such other business day and market day definitions as are determined by the Company.

“EMU” means Economic and Monetary Union as contemplated by the Treaty of Rome;

“Euro” means the single or unified currency to be introduced in the Participating Member States, whether known as the Euro or otherwise;

“Fixed Conversion Rate” with respect to any Specified Currency means the irrevocably fixed conversion rate between the Euro and such Specified Currency adopted by the Council of the European Union according to Article 109 1(4) first sentence of the Treaty of Rome;

“Maastricht Treaty” means the treaty on European Union which was signed in Maastricht on February 1, 1992 and came into force on November 1, 1993;

“Participating Member State” means a member state of the European Community that adopts the Euro in accordance with the Treaty of Rome; and

“Treaty of Rome” means the Treaty of Rome of March 25, 1957, as amended by the Single European Act of 1986 and the Maastricht Treaty, establishing the European Community, as amended from time to time.

The Company may, with the consent of the Trustee, and without the need to obtain the consent of the Holders of any Note, make any changes or additions to the terms of the Notes of a series which correct any manifest error or any ambiguity or correct or supplement any defective provisions described herein, and which changes or additions the Company and the Trustee believe are not materially prejudicial to the interests of the Holders of the Notes of such series.  Any such change or addition shall be binding on the Company, the Holders of the Notes of such series, the Trustee, the Paying Agents and any other agent of the Company.  Any change or addition shall be considered to be made by operation of the terms of the relevant Notes.  The Company shall promptly give notice of any such change or addition.

Except as provided in the Note or in the Pricing Supplement with respect to the redenomination of the Notes into Euros, the occurrence or non-occurrence of an EMU Event (as defined below) or the entry into force of any law, regulation, directive or order requiring redenomination to be undertaken on terms different than those described herein, will not have the effect of altering any term of, or discharging or excusing performance under, the Indenture or Notes nor give the Company, the Trustee or the Holder of such Notes, the right unilaterally to alter or terminate the Indenture or Notes or give rise to any Event of Default or otherwise be the basis for any acceleration, early redemption, rescission, notice, repudiation, adjustment or renegotiation of the terms of the Indenture or Notes.  The occurrence or non-occurrence of an EMU Event will be considered to occur automatically pursuant to the terms of the Notes. For purposes hereof, “EMU Event” means any event associated with EMU in the European Community, including, without limitation, each (and any combination) of (i) the fixing of exchange rates between the currency of a Participating Member State and the Euro or between the currencies of Participating Members States; (ii) the introduction of the Euro as lawful currency in a Participating Member State; (iii) the withdrawal from legal tender of any currency that, before the introduction of the Euro, was lawful currency in any of the Participating Member States; or (iv) the disappearance or replacement of a relevant rate option or other price source for the national currency of any participating Member State, or the failure of the agreed sponsor (or a successor sponsor) to publish or display a relevant rate, index, price, page or screen.

If so specified on the face hereof, the Company may, at its option, redeem this Note in whole, or from time to time in part in accordance with the procedures set forth in the Indenture, on the date or dates designated as the Optional Redemption Date(s) on the face hereof, at the Redemption Price(s) specified on the face hereof declining from a specified premium, if any, to par, together with accrued interest to the Optional Redemption Date.  The Company may exercise such option by causing the Trustee or the Paying Agent to mail a notice of such redemption at least 30 but not more than 60 days prior to the applicable Optional Redemption Date.  In the event of redemption of this Note in part only, a new Note or Notes for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

If so specified on the face hereof, this Note will be repayable prior to its Stated Maturity at the option of the Holder on the Optional Repayment Date(s) shown on the face hereof at the Optional Repayment Price(s) shown on the face hereof, together with accrued interest to the date of repayment.  In order for this Note to be repaid, the Paying Agent must receive at least 30 but not more than 45 days prior to an Optional Repayment Date (i) this Note with the form below entitled “Option to Elect Repayment” duly completed; or (ii) a facsimile transmission or letter from a member of a national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or trust company in the United States of America setting forth the name of the Holder of this Note, the principal amount of the Note to be repaid, the certificate number or a description of the tenor and terms of this Note, a statement that the option to elect repayment is being exercised thereby and a guarantee that this Note with the form below entitled “Option to Elect Repayment” duly completed will be received by the Paying Agent not later than five Business Days after the date of such facsimile transmission or letter.  If the procedure described in clause (ii) of the preceding sentence is followed, this Note with the form duly completed must be received by the Paying Agent by such fifth Business Day.  Any tender of this Note for Repayment shall be irrevocable.  The repayment option may be exercised by the Holder of this Note for less than the entire principal amount of the Note, provided that the principal amount of this Note remaining outstanding after repayment is an authorized denomination.  Upon such partial repayment, this Note shall be canceled and a new Note or Notes for the remaining principal amount hereof shall be issued in the name of the Holder of this Note.

Unless otherwise specified on the face hereof, this Note will not be subject to any sinking fund.  Any such sinking fund shall be administered in accordance with the terms specified on the face hereof and otherwise as set forth in the Indenture.

Notwithstanding anything herein to the contrary, if this Note is an Original Issue Discount Note, the amount payable in the event of redemption or repayment prior to the Stated Maturity hereof, in lieu of the principal amount due at the Stated Maturity hereof, shall be the Amortized Face Amount of this Note as of the Optional Redemption Date or the Optional Repayment Date, as the case may be.  The “Amortized Face Amount” of this Note shall be the amount equal to (a) the Issue Price (as set forth on the face hereof) plus (b) that portion of the difference between the Issue Price and the principal amount hereof that has accrued at the Yield to Stated Maturity (as set forth on the face hereof) (computed in accordance with generally accepted United States bond yield computation principles) at the date as of which the Amortized Face Amount is calculated, but in no event shall the Amortized Face Amount of this Note, if it is an Original Issue Discount Note, exceed its principal amount.

If this Note is a Global Security, ownership of beneficial interests herein will be limited to participants in DTC or persons that hold interests through such participants, and the transfer of beneficial interests herein will be effected only through records maintained by DTC (and with respect to interests of participants in DTC) and by participants in DTC or persons that may hold interests through such participants (with respect to persons other than participants in DTC).

As provided in the Indenture and subject to certain limitations therein set forth, this Note is exchangeable for a like aggregate principal amount of Notes of different authorized denominations, as requested by the Person surrendering the same.

If this Note is a Global Security, this Note is exchangeable only if (x) DTC notifies the Company that it is unwilling or unable to continue as depositary for this Note or if at any time DTC ceases to be in good standing under the Securities Exchange Act of 1934, as amended, and the Company does not appoint a successor depositary within 90 days after the Company receives such notice or becomes aware that DTC is no longer in good standing; or (y) the Company in its sole discretion determines that this Note shall be exchanged for Certificated Notes in definitive form, provided that the definitive Notes so issued in exchange for this Note shall be in authorized denominations and be of like aggregate principal amount and tenor and terms as the portion of this Note to be exchanged.  Except as provided above, owners of beneficial interests in this Note (if a Global Security) will not be entitled to have this Note or Notes represented by this Note registered in their names or receive physical delivery of Notes in definitive form and will not be considered the Holders hereof for any purpose under the Indenture.

As provided in the Indenture and subject to certain limitations therein set forth, this Note is transferable on the Debt Security register of the Company, upon surrender of this Note for registration of transfer at the offices or agencies as may be designated and maintained by the Company for such purpose in accordance with the provisions of the Indenture, duly endorsed by or accompanied by a written instrument of transfer in form satisfactory to the Company and the Debt Security registrar, duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Company, the Trustee and any agent of the Company or of the Trustee may treat the Person in whose name this Note is registered as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor such agent shall be affected by notice to the contrary.

If an Event of Default shall occur and be continuing with respect to the Notes, the unpaid principal amount of the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture contains provisions permitting the Company and the Trustee, with the consent of the Holders of not less than 66 2/3% in aggregate principal amount of each series of the Debt Securities at the time outstanding (as defined in the Indenture) to be affected (each series voting as a class), evidenced as in the Indenture provided, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the Holders of the Debt Securities of all such series; provided, however, that no such supplemental indenture shall, among other things, (i) extend the fixed maturity of any Debt Security, or reduce the rate or extend the time of payment of interest thereon, or reduce the principal amount or premium if any, thereon, or make the principal thereof, or premium if any, or interest, if any, thereon payable in any coin or currency other than that hereinabove provided, without the consent of the Holder of each Debt Security so affected or reduce the amount of principal of an Original Issue Discount Security that would be due and payable upon acceleration of maturity thereof, or (ii) reduce the aforesaid percentage of Debt Securities the Holders of which are required to consent to any such supplemental indenture, without the consent of the Holders of each Debt Security so affected.  The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of the Notes at the time Outstanding, as defined in the Indenture, on behalf of the Holders of all the Notes, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences.  Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Notes issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Note or upon any Note issued upon the transfer hereof or in exchange therefor or in lieu hereof.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, places and rate, and in the coin and currency, herein prescribed.

No recourse shall be made for the payment of the principal of or the interest on this Note or for any claim based herein or otherwise in any manner in respect hereof, or in respect of the Indenture, against any incorporator, stockholder, officer or director, as such past, present or future, of the Company or of any predecessor or successor corporation, whether by virtue of any constitutional provision or statute or rule of law, or by the enforcement of any assessment or penalty or in any other manner, all such liability being expressly waived and released by the acceptance hereof and as part of the consideration for the issue hereof.

All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -as tenants in common	UNIF GIFT MIN ACT- Custodian

TEN ENT-as tenants by the entireties	(Cust)	(Minor)

Under Uniform Gifts to Minors Act

JT ENT-as joint tenants with right of	(State)
survivorship and not as tenants
in common

Additional abbreviations may also be used though not in the above list

OPTION TO ELECT REPAYMENT

The undersigned hereby irrevocably requests and instructs the Company to repay $                principal amount of the within Note, pursuant to its terms, on the “Optional Repayment Date” first occurring after the date of receipt of the within Note as specified below, together with interest thereon accrued to the date of repayment, to the undersigned at:

(Please Print or Type Name and Address of the Undersigned)

and to issue to the undersigned, pursuant to the terms of the Indenture, a new Note or Notes representing the remaining principal amount of this Note.

For this Option to Elect Repayment to be effective, this Note with the Option to Elect Repayment duly completed must be received by the Company within the relevant time period set forth above at its office or agency in the Borough of Manhattan, the City and State of New York, located initially at the office of the Registrar at The Bank of New York Trust Company, N.A.,                             , New York, New York                 , Attention:  Corporate Trust Administration.

Dated:

Note: The signature to this Option to Elect
Repayment must correspond with the name as written
upon the face of the within Note in every particular
without alteration or enlargement or any change
whatsoever.

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

Please Insert Social Security or Other
Identifying Number of Assignee

Please Print or Typewrite Name and Address of Assignee

the within Instrument of McDONALD’S CORPORATION and hereby does irrevocably constitute and appoint

Attorney
to transfer such Note on the books of McDONALD’S CORPORATION with full power of substitution in the premises.

Dated:
Signature

NOTICE:  The signature to this assignment must correspond with the name as it appears upon the face of the Note in every particular, without alteration or enlargement or any change whatsoever.

EXHIBIT B
Form of Floating Rate Note

SERIES H FLOATING RATE NOTE

REGISTERED		PRINCIPAL AMOUNT

NO.	McDONALD’S CORPORATION
MEDIUM-TERM NOTE, SERIES I
	(FLOATING RATE)	CUSIP

Due from One Year to 60 Years from Date of Issue

IF THE REGISTERED OWNER OF THIS NOTE (AS INDICATED BELOW) IS THE DEPOSITORY TRUST COMPANY  (“DTC”) OR A NOMINEE OF DTC, THIS NOTE IS A GLOBAL SECURITY AND THE FOLLOWING LEGEND IS APPLICABLE: UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, TO COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO. HAS AN INTEREST HEREIN.  UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES REPRESENTED HEREBY IN DEFINITIVE REGISTERED FORM, THIS REGISTERED GLOBAL SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC TO A NOMINEE OF DTC, OR BY A NOMINEE OF DTC TO DTC OR ANOTHER NOMINEE OF DTC, OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

IF APPLICABLE, THE “TOTAL AMOUNT OF OID,” “YIELD TO STATED MATURITY” AND “INITIAL ACCRUAL PERIOD OID” (COMPUTED UNDER THE APPROXIMATE METHOD) SET FORTH BELOW WILL BE COMPLETED SOLELY FOR THE PURPOSES OF APPLYING THE FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT (“OID”) RULES.

Issue Price:	%	Original Issue Date:

Initial Interest Rate:	%	Stated Maturity:

Specified Currency:
(Applicable only if other than U.S. dollars)

Option to Receive Payments in Specified Currency:		☐ Yes	☐ No
(Applicable only if Specified Currency is other than U.S. dollars and if this Note is not a Book-Entry Note)

Method of Payment of Principal:
(Applicable only if other than immediately available funds)

Authorized Denominations:
(Applicable only if other than U.S. $1,000 and increments of $1,000 or if Specified Currency is other than U.S. dollars)

Base Rate: ☐ CD Rate	☐ CMT Rate	☐ Commercial Paper	☐ Federal Funds Rate	☐ LIBOR
☐ Treasury Rate	☐ Prime Rate	☐ Other (see attached)
If Base Rate is CMT Rate, specify Designated CMT Moneyline Telerate Page:

If Base Rate is LIBOR, specify: LIBOR Reuters:	Designated LIBOR Page:	LIBOR
Moneyline Telerate:

Interest Reset Period:	LIBOR Currency:	Index Maturity:

Interest Reset Dates:
(Applicable only if other than as described on the reverse hereof)

Interest Payment Dates:

Interest Accrual:
(Applicable only if other than as described on the reverse hereof)

Spread Multiplier:	Spread (+/-):

Maximum Interest Rate:	Minimum Interest Rate:

Optional Redemption:

Optional Redemption Dates:

Redemption Prices:

☐

The Redemption Price shall initially be% of the principal amount of the Note to be redeemed and shall decline at each anniversary of the initial Optional Redemption Date by% of the principal amount to be redeemed until the Redemption Price is 100% of such principal amount; provided, however, that if this Note is an Original Issue Discount Note, the Redemption Price shall be the Amortized Face Amount of the principal amount to be redeemed.

☐	Other:

Sinking Fund:	Amortizing Note:
Sinking Fund Dates:	Amortization Schedule:
Sinking Fund Amounts:

Optional Repayment:	Original Issue Discount Note:
Optional Repayment Dates:	Total Amount of OID:
Optional Repayment Prices:	Yield to Stated Maturity:
Initial Accrual Period OID:

McDONALD’S CORPORATION, a corporation duly organized and existing under the laws of the State of Delaware (herein called the “Company”, which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to         or registered assigns, on the Stated Maturity shown above, the principal sum specified above (or so much thereof as shall then remain outstanding) in the currency specified above (the “Specified Currency”) and to pay interest on the principal sum outstanding from time to time in the Specified Currency at the Initial Interest Rate shown above from and including the Original Issue Date shown above until but excluding the first Interest Reset Date shown above following the Original Issue Date and thereafter at the Base Rate shown above, adjusted by the Spread and/or Spread Multiplier, if any, shown above, determined in accordance with the provisions on the reverse hereof, until said principal amount is paid or duly provided for in accordance with the terms hereof.  The interest so payable, and punctually paid or duly provided for, on each Interest Payment Date as specified on the face hereof shall, as provided in the Indenture referred to on the reverse hereof, be paid to the person in whose name this Note is registered at the close of business on the Regular Record Date for such interest as specified on the face hereof, which, unless otherwise specified on the face hereof, shall be the date (whether or not a Business Day), 15 calendar days immediately preceding such Interest Payment Date.  Notwithstanding the foregoing, if this Note is issued between a Regular Record Date and the related Interest Payment Date, the interest so payable for the period from the Original Issue Date to such Interest Payment Date shall be paid on the next succeeding Interest Payment Date to the Registered Holder hereof on the related Regular Record Date.  For purposes of this Note, “Business Day” means any day, other than Saturday or Sunday, that is (i) neither a legal holiday nor a day on which banking institutions are authorized or required by law, regulation or executive order to close in (a) The City of New York, (b) the City of Chicago, or (c) if the Specified Currency for this Note is other than U.S. dollars, or Euro, the Principal Financial Center (as defined below) of the country issuing such currency; (ii) if the Specified Currency for this Note is Euro, a day on which the TARGET System is operating or in any other place or any other days as may be specified herein; and (iii) if this Note is a LIBOR Note, a London Business Day.  “Principal Financial Center” will generally be the capital city of the country issuing the currency or composite currency in which any payment in respect of this Note is to be made, except that with respect to Australian dollars, U.S. dollars, Swiss francs and Euro, the Principal Financial Center shall be Sydney, The City of New York, Zurich and Brussels, respectively. “London Business Day” means a day on which banking institutions are open for business (including dealings in the LIBOR Currency) in London.

The principal hereof and any premium and interest hereon are payable by the Company in the Specified Currency shown above.  If the Specified Currency shown above is other than U.S. dollars, the Company or the Paying Agent will (unless otherwise specified on the face hereof) arrange to convert all payments in respect hereof into U.S. dollars in the manner described on the reverse hereof.  The Holder hereof may, if so indicated above, elect to receive all payments in respect hereof in the Specified Currency by delivery of a written notice to the Paying Agent not later than 15 calendar days prior to the applicable payment date.  Such election will remain in effect until revoked by written notice to the Paying Agent received not later than 15 calendar days prior to the applicable payment date.  If the Company determines that the Specified Currency is not available to the Company for making payments in respect hereof due to the imposition of exchange controls or other circumstances beyond the Company’s control, then the Holder hereof may not so elect to receive payments in the Specified Currency, and any such outstanding election shall be automatically suspended, and payments shall be in U.S. dollars, until the Company determines that the Specified Currency is again available to the Company for making such payments.

If this Note is a Certificated Note, payments of interest in U.S. dollars (other than interest payable at Maturity) will be made by check mailed to the address of the Person entitled thereto as such address shall appear on the Debt Security Register on the applicable Regular Record Date, provided that, if the Holder hereof is the Holder of U.S.$10,000,000 (or the equivalent thereof in a Specified Currency other than U.S. dollars determined as provided on the reverse hereof) or more in aggregate principal amount of Notes of like tenor and term, such U.S. dollar interest payments will be made by wire transfer of immediately available funds, but only if appropriate wire transfer instructions have been received in writing by the Paying Agent not less than 15 calendar days prior to the applicable Interest Payment Date.  Simultaneously with any election by the Holder hereof to receive payments in respect hereof in the Specified Currency (if other than U.S. dollars), such Holder shall provide appropriate wire transfer instructions to the Paying Agent and all such payments will be made by wire transfer of immediately available funds to an account maintained by the payee with a bank located outside the United States.  Unless otherwise specified on the face hereof, the principal hereof and any premium and interest hereon payable at Maturity will be paid in immediately available funds upon surrender of this Note at the Place of Payment.  If this Note is a Global Security, beneficial owners of interest herein will be paid in accordance with DTC’s and its participants’ procedures in effect from time to time.

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, and such further provisions shall for all purposes have the same effect as if set forth in this place.

THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF ILLINOIS.

Unless the Certificate of Authentication hereon has been executed by the Trustee referred to on the reverse hereof (or by an Authenticating Agent, as provided in the Indenture) by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, McDonald’s Corporation has caused this Note to be signed in its corporate name by the Chairman of the Board or its President or one of its Vice Presidents manually or in facsimile and a facsimile of its corporate seal to be imprinted hereon and attested by the manual or facsimile signature of its Secretary or one of its Assistant Secretaries.

Dated:

McDONALD’S CORPORATION

By:
Corporate Senior Vice President and Treasurer

ATTEST:

By:
Secretary

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Debt Securities of the series designated herein provided for in the within mentioned Indenture.

Dated:

U.S. BANK NATIONAL ASSOCIATION,
as Trustee

THE BANK NEW YORK TRUST COMPANY,
N.A.,
as Authenticating Agent

By:
Authorized Signatory

MCDONALD’S CORPORATION

MEDIUM-TERM NOTE, SERIES I

(FLOATING RATE)

This Note is one of a single series of duly authorized issue of debentures, notes or other evidences of indebtedness of the Company (the “Debt Securities”) of a single series hereinafter specified, all issued or to be issued in one or more series under a Senior Debt Securities Indenture dated as of October 19, 1996 (herein called the “Indenture”), between the Company and U.S. Bank National Association (formerly, First Union National Bank), as trustee (the “Trustee”, which term includes any successor Trustee under the Indenture) to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Debt Securities and of the terms upon which the Debt Securities are, and are to be, authenticated and delivered.  The Debt Securities may be issued in one or more series, which different series may be issued in various currencies, may be issued in various aggregate principal amounts, may mature at different times, may bear interest (if any) at different rates, may be subject to different redemption provisions (if any), may be subject to different sinking, purchase or analogous funds (if any), may be subject to different covenants and Events of Default and may otherwise vary as in the Indenture provided.  This Debt Security is one of the series designated on the face hereof, which may be issued without limitation as to aggregate principal amount.  The U.S. dollar equivalent of the public offering price or purchase price of Notes denominated in a foreign currency will be determined by an agent designated by the Company, which initially shall be The Bank of New York Trust Company, N.A. (the “Paying Agent”), on the basis of the noon buying rate in New York City for cable transfers in foreign currencies as certified for customs purposes by the Federal Reserve Bank of New York (the “Market Exchange Rate”) for such currencies on the applicable trade dates.

“Maturity”, when used with respect to this Note, means the date on which the principal of this Note or an installment of principal becomes due and payable as provided herein or in the Indenture, whether at Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

Unless otherwise specified on the face hereof in the case of Notes represented by a Global Security, the authorized denominations of Notes denominated in U.S. dollars will be U.S.$1,000 and any larger amount that is a multiple of U.S.$1,000.  The authorized denominations of Notes denominated in a currency other than U.S. dollars will be as set forth on the respective faces thereof.

Each Note will be issued initially as either a Book-Entry Note or a Certificated Note.

If the Specified Currency is other than U.S. dollars, the amount of any U.S. dollar payment to be made in respect hereof will be determined by the Paying Agent based on the highest firm bid quotation expressed in U.S. dollars received by the Paying Agent as of 11:00 A.M., New York City time, on the second Business Day before the applicable payment date (or, if no such rate is quoted on such date, the Paying Agent will use the last date on which such rate was quoted) from three (or, if three are not available, then two) recognized foreign exchange dealers in The City of New York (which may include the agents, their affiliates or the Paying Agent) selected by the Paying Agent for the purchase by the quoting dealer, for settlement on such payment date, of the aggregate amount of the Specified Currency payable on such payment date in respect of all Notes denominated in such Specified Currency.  All currency exchange costs will be borne by the Holders of such Notes by deductions from such U.S. dollar payments.  If no such bid quotations are available, then such payments will be made in the Specified Currency, unless the Specified Currency is unavailable due to the imposition of exchange controls or to other circumstances beyond the Company’s control, in which case payment will be made as described in the next paragraph.

If the Specified Currency is other than U.S. dollars and this Note is a Global Note, the Holder of a beneficial interest in this Global Note may elect to receive a payment or payments in the Specified Currency by notifying the DTC participant through which its Notes are held on or prior to the applicable Record Date of (1) the Holder’s election to receive all or a portion of the payment in the Specified Currency, and (2) wire transfer instructions to an account located outside of the United States.  DTC must be notified of an election and wire transfer instructions (1) on or prior to the third New York Business Day (as defined below) after the Record Date for any payment of interest, and (2) on or prior to the tenth New York Business Day after the Record Date for any payment of principal.  DTC will notify the Paying Agent of an election and wire transfer instructions (1) on or prior to 5:00 P.M. New York City time on the fifth New York Business Day after the Record Date for any payment of interest, and (2) on or prior to 5:00 P.M. New York City time on the twelfth New York Business Day after the Record Date for any payment of principal.  If complete instructions are forwarded to DTC through DTC participants and by DTC to the Paying Agent on or prior to such dates, such Holder will receive payment in the Specified Currency outside of DTC; otherwise, only U.S. dollar payments will be made by the Paying Agent to DTC.

The term “New York Business Day” means any day other than a Saturday or Sunday or a day on which banking institutions in the City of New York are authorized or required by law or executive order to close.

Except as set forth below, if any payment in respect hereof is required to be made in a Specified Currency other than U.S. dollars and such currency is unavailable to the Company due to the imposition of exchange controls or other circumstances beyond the Company’s control or is no longer used by the government of the country issuing such currency (unless otherwise replaced by the Euro) or for the settlement of transactions by public institutions of or within the international banking community, then such payment shall be made in U.S. dollars until such currency is again available to the Company or so used.  The amount so payable in such foreign currency shall be converted into U.S. dollars on the basis of the most recently available Market Exchange Rate for such currency or as otherwise indicated on the face hereof.  Any payment made under such circumstances in U.S. dollars will not constitute an Event of Default under the Indenture.

If the principal of and any interest and premium, if any, on the Notes is payable in any Specified Currency other than U.S. dollars and (i) the country of which such Specified Currency has been a currency of legal tender for the payment of public and private debts (the “Currency Country”) becomes a Participating Member State (as defined below), then the Company may, solely at its option and without the consent of the Holders of such Notes or the need to amend the Indenture, on any Interest Payment Date after the date on which such country has become a Participating Member State has occurred, (such Interest Payment Date, a “Redenomination Date”), redenominate all of those Notes into Euros upon the giving of not less than 30 days’ notice thereof in accordance with the terms of such Notes, which notice shall set forth the manner in which such redenomination shall be effected.  If the Company elects to redenominate a tranche of Notes, the election to redenominate will have effect as follows:

1.               each denomination will be deemed to be denominated in such amount of Euro as is equivalent to its denomination or the amount of interest in the Specified Currency at the Fixed Conversion Rate (as defined below) adopted by the Council of the European Union for the Specified Currency, rounded down to the nearest Euro 0.01;

2.               after the Redenomination Date, all payments in respect of those Notes, other than payments of interest in respect of periods commencing before the Redenomination Date, will be made solely in Euro as though references in those Notes to the Specified Currency were to Euro.  Payments will be made in Euro by credit or transfer to a Euro account (or any other account to which Euro may be credited or transferred) specified by the payee, or at the option of the payee, by a Euro cheque;

3.               if those Notes redenominated in accordance with this section are Notes bearing interest at a floating rate, the pricing supplement will specify any relevant changes to the provisions relating to interest; and

4.               such other changes shall be made to the terms of those Notes as we may decide, after consultation with the Trustee, and as may be specified in the notice, to conform them to conventions then applicable to debt securities denominated in Euro or to enable those Notes to be consolidated with other notes, whether or not originally denominated in the Specified Currency or Euro.  Any such other changes will not take effect until after they have been notified to the Holders.

The definitions of Business Day and Market Day that shall apply to the Notes for payments on or in respect thereof following any redenomination thereof and for all other purposes under the Notes and under the Indenture shall be (A) business day and market day definitions for fixed or floating rate (as applicable) Euro-denominated debt obligations issued in the Euromarkets and held in international clearing systems which are consistent with existing or anticipated market practices as determined by the Company or (B) if no such Business Day and Market Day definitions are so determined, the definitions of Business Day and Market Day which applied to such Notes before redenomination or (C) if the Company would be unable to make payments on the Notes on the date that payment is expressed to be due if (B) above were to apply, such other business day and market day definitions as are determined by the Company.

“EMU” means Economic and Monetary Union as contemplated by the Treaty of Rome;

“Euro” means the single or unified currency to be introduced in the Participating Member States, whether known as the Euro or otherwise;

“Fixed Conversion Rate” with respect to any Specified Currency means the irrevocably fixed conversion rate between the Euro and such Specified Currency adopted by the Council of the European Union according to Article 109 1(4) first sentence of the Treaty of Rome;

“Maastricht Treaty” means the treaty on European Union which was signed in Maastricht on February 1, 1992 and came into force on November 1, 1993;

“Participating Member State” means a member state of the European Union that adopts the Euro in accordance with the Treaty of Rome; and

“Treaty of Rome” means the Treaty of Rome of March 25, 1957, as amended by the Single European Act of 1986 and the Maastricht Treaty, establishing the European Community, as amended from time to time.

The Company may, with the consent of the Trustee, and without the need to obtain the consent of the Holders of any Note, make any changes or additions to the terms of the Notes of a series which correct any manifest error or any ambiguity or correct or supplement any defective provisions described herein, and which changes or additions the Company and the Trustee believe are not materially prejudicial to the interests of the Holders of the Notes of such series.  Any such change or addition shall be binding on the Company, the Holders of the Notes of such series, the Trustee, the Paying Agents and any other agent of the Company.  Any such change or addition shall be considered to be made by operation of the terms of the relevant Notes.  The Company shall promptly give notice of any such change or addition.

Except as provided in the Note or in the Pricing Supplement with respect to the redenomination of the Notes into Euros, the occurrence or non-occurrence of an EMU Event (as defined below) or the entry into force of any law, regulation, directive or order requiring redenomination to be undertaken on terms different than those described herein, will not have the effect of altering any term of, or discharging or excusing performance under, the Indenture or Notes, nor give the Company, the Trustee or the Holder of such Notes, the right unilaterally to alter or terminate the Indenture or Notes or give rise to any Event of Default or otherwise be the basis for any acceleration, early redemption, rescission, notice, repudiation, adjustment or renegotiation of the terms of the Indenture or Notes.  The occurrence or non-occurrence of an EMU Event will be considered to occur automatically pursuant to the terms of the Notes.  For purposes hereof, “EMU Event” means any event associated with EMU in the European Union, including, without limitation, each (and any combination) of (i) the fixing of exchange rates between the currency of a Participating Member State and the Euro or between the currencies of Participating Members States; (ii) the introduction of the Euro as lawful currency in a Participating Member State; (iii) the withdrawal from legal tender of any currency that, before the introduction of the Euro, was lawful currency in any of the Participating Member States; or (iv) the disappearance or replacement of a relevant rate option or other price source for the national currency of any participating Member State, or the failure of the agreed sponsor (or a successor sponsor) to publish or display a relevant rate, index, price, page or screen.

If so specified on the face hereof, the Company may, at its option, redeem this Note in whole, or from time to time in part in accordance with the procedures set forth in the Indenture, on the date or dates designated as the Optional Redemption Date(s) on the face hereof, at the Redemption Price(s) specified on the face hereof declining from a specified premium, if any, to par, together with accrued interest to the Optional Redemption Date.  The Company may exercise such option by causing the Trustee or the Paying Agent to mail a notice of such redemption at least 30 but not more than 60 days prior to the applicable Optional Redemption Date.  In the event of redemption of this Note in part only, a new Note or Notes for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

If so specified on the face hereof, this Note will be repayable prior to its Stated Maturity at the option of the Holder on the Optional Repayment Date(s) shown on the face hereof at the Optional Repayment Price(s) shown on the face hereof, together with accrued interest to the date of repayment.  In order for this Note to be repaid, the Paying Agent must receive at least 30 but not more than 45 days prior to an Optional Repayment Date (i) this Note with the form below entitled “Option to Elect Repayment” duly completed; or (ii) a facsimile transmission or letter from a member of a national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or trust company in the United States of America setting forth the name of the Holder of this Note, the principal amount of the Note to be repaid, the certificate number or a description of the tenor and terms of this Note, a statement that the option to elect repayment is being exercised thereby and a guarantee that this Note with the form below entitled “Option to Elect Repayment” duly completed will be received by the Paying Agent not later than five Business Days after the date of such facsimile transmission or letter.  If the procedure described in clause (ii) of the preceding sentence is followed, this Note with the form duly completed must be received by the Paying Agent by such fifth Business Day.  Any tender of this Note for repayment shall be irrevocable.  The repayment option may be exercised by the Holder of this Note for less than the entire principal amount of the Note, provided that the principal amount of this Note remaining outstanding after repayment is an authorized denomination.  Upon such partial repayment, this Note shall be canceled and a new Note or Notes for the remaining principal amount hereof shall be issued in the name of the Holder of this Note.

Unless otherwise specified on the face hereof, this Note will not be subject to any sinking fund.  Any such sinking fund shall be administered in accordance with the terms specified on the face hereof and otherwise as set forth in the Indenture.

Notwithstanding anything herein to the contrary, if this Note is an Original Issue Discount Note, the amount payable in the event of redemption or repayment prior to the Stated Maturity hereof, in lieu of the principal amount due at the Stated Maturity hereof, shall be the Amortized Face Amount of this Note as of the Optional Redemption Date or the Optional Repayment Date, as the case may be.  The “Amortized Face Amount” of this Note shall be the amount equal to (a) the Issue Price (as set forth on the face hereof) plus (b) that portion of the difference between the Issue Price and the principal amount hereof that has accrued at the Yield to Stated Maturity (as set forth on the face hereof) (computed in accordance with generally accepted United States bond yield computation principles) at the date as of which the Amortized Face Amount is calculated, but in no event shall the Amortized Face Amount of this Note, if it is an Original Issue Discount Note, exceed its principal amount.

This Note will bear interest from its Original Issue Date to the first Interest Reset Date (as defined below) at the Initial Interest Rate set forth on the face hereof.  Thereafter, the interest rate hereon for each Interest Reset Period (as defined below) will be determined by reference to the Base Rate or Rates specified on the face hereof, plus or minus the Spread, if any, and/or multiplied by the Spread Multiplier, if any, specified on the face hereof.  The Base Rates that may be specified on the face hereof are the CD Rate, the CMT Rate, the Commercial Paper Rate, the Federal Funds Rate, LIBOR, the Treasury Rate, the Prime Rate or any other Base Rate or formula specified on the face hereof. “H.15(519)” means the publication entitled “Statistical Release H.15(519), Selected Interest Rates” or any successor publication, published by the Board of Governors of the Federal Reserve System.  “Composite Quotations” means the daily statistical release entitled “Composite 3:30 P.M. Quotations for U.S. Government Securities” published by the Federal Reserve Bank of New York.

As specified on the face hereof, this Note may also have either or both of the following (in each case expressed as a rate per annum on a simple interest basis):  (i) a maximum limitation, or ceiling, on the rate at which interest may accrue during any interest period (“Maximum Interest Rate”) and (ii) a minimum limitation, or floor, on the rate at which interest may accrue during any interest period (“Minimum Interest Rate”).  In addition to any Maximum Interest Rate that may be specified on the face hereof, the interest rate will in no event be higher than the maximum rate permitted by applicable law, as the same may be modified by United States law of general application.

The interest rate hereon will be reset daily, weekly, monthly, quarterly, semiannually or annually (such period being the “Interest Reset Period” specified on the face hereof, and the first day of each Interest Reset Period being an “Interest Reset Date”).  Unless otherwise specified on the face hereof, the Interest Reset Dates will be, if this Note resets daily, each Business Day; if this Note (unless this Note is a Treasury Rate Note) resets weekly, Wednesday of each week; if this Note is a Treasury Rate Note that resets weekly, Tuesday of each week (except as provided below under “Determination of Treasury Rate”); if this Note resets monthly, the third Wednesday of each month; if this Note resets quarterly, the third Wednesday of March, June, September and December of each year; if this Note resets semiannually, the third Wednesday of each of the two months of each year specified on the face hereof; and if this Note resets annually, the third Wednesday of one month of each year specified on the face hereof.  If an Interest Reset Date would otherwise be a day that is not a Business Day, such Interest Reset Date shall be postponed to the next succeeding Business Day, except that, if the Base Rate specified on the face hereof is LIBOR and such Business Day is in the next succeeding calendar month, such Interest Reset Date shall be the immediately preceding Business Day.

Unless otherwise specified on the face hereof, the interest payable hereon on each Interest Payment Date shall be the accrued interest from and including the Original Issue Date or the last date to which interest has been paid or duly provided for, as the case may be, to but excluding such Interest Payment Date or Maturity, as the case may be.  Unless otherwise specified on the face hereof, accrued interest shall be calculated by multiplying the principal amount hereof by an accrued interest factor.  Such accrued interest factor will be computed by adding the interest factors calculated for each day in the period for which accrued interest is being calculated.  Unless otherwise specified on the face hereof, the interest factor (expressed as a decimal calculated to seven decimal places without rounding) for each such day shall be computed by dividing the interest rate in effect on such day by 360 if the Base Rate specified on the face hereof is the CD Rate, the Commercial Paper Rate, the Federal Funds Rate, LIBOR or the Prime Rate, or by the actual number of days in the year, if the Base Rate specified on the face hereof is the Treasury Rate or the CMT Rate.  For purposes of making the foregoing calculation, the interest rate in effect on any Interest Reset Date will be the applicable rate as reset on such date.  Unless otherwise specified on the face hereof, all percentages resulting from any calculation of the rate of interest hereof will be rounded, if necessary, to the nearest 1/100,000 of 1% (.0000001), with five one-millionths of a percentage point rounded upward, and all currency amounts used in or resulting from such calculation will be rounded to the nearest one-hundredth of a unit (with .005 of a unit being rounded upward).

Unless otherwise specified on the face hereof and except as provided below, interest will be payable, if this Note resets daily, weekly or monthly, on the third Wednesday of each month or on the third Wednesday of March, June, September and December of each year, as specified on the face hereof; if this Note resets quarterly, on the third Wednesday of March, June, September and December of each year; if this Note resets semiannually, on the third Wednesday of each of the two months of each year specified on the face hereof; and if this Note resets annually, on the third Wednesday of one month of each year specified on the face hereof (each such day being an “Interest Payment Date”) and, in each case, at Maturity.  If an Interest Payment Date (other than at Maturity) would otherwise fall on a day that is not a Business Day, such Interest Payment Date shall be postponed to the next succeeding Business Day, except that, if the Base Rate specified on the face hereof is LIBOR and such Business Day would fall in the next succeeding calendar month, such Interest Payment Date shall be the immediately preceding Business Day.

If the Maturity of this Note falls on a day that is not a Business Day, the required payment of principal, premium (if any) and/or interest will be made on the next succeeding Business Day as if made on the date such payment was due, and no interest shall accrue on such payment for the period from and after Maturity to the date of such payment on the next succeeding Business Day.

The Company has appointed and entered into an agreement with an agent (a “Calculation Agent”) to calculate the interest rates on Floating Rate Notes.  Unless otherwise specified on the face hereof, The Bank of New York Trust Company, N.A. shall be the Calculation Agent.  At the request of the Holder hereof, the Calculation Agent will provide to such Holder the interest rate then in effect, and, if determined, the interest rate that will become effective on the next Interest Reset Date.  All determinations of interest rates by the Calculation Agent shall, in the absence of manifest error, be conclusive for all purposes and binding on the Holder hereof.

Subject to applicable provisions of law and except as specified herein, on each Interest Reset Date the rate of interest shall be the rate determined in accordance with the provisions of the applicable heading below.

Determination of CD Rate

If the Base Rate specified on the face hereof is the CD Rate, this Note will bear interest for each Interest Reset Period at the interest rate calculated with reference to the CD Rate and any Spread and/or Spread Multiplier, if any, specified on the face hereof.  The “CD Rate” for each Interest Reset Period shall be:

(1) the rate as of the second Business Day prior to the Interest Reset Date for such Interest Reset Period (a “CD Rate Determination Date”) for negotiable U.S. dollar certificates of deposit having the Index Maturity specified on the face hereof, as published in H.15(519) under the caption ‘‘CDs (secondary market)’’, or

(2) if the rate referred to in clause (1) is not so published by 3:00 P.M., New York City time, on the Calculation Date (as defined below) pertaining to such CD Rate Determination Date, then the “CD Rate” for such Interest Reset Period will be the rate on such CD Rate Determination Date for negotiable U.S. dollar certificates of deposit of the particular Index Maturity as published in H.15 Daily Update, or other recognized electronic source used for the purpose of displaying the applicable rate, under the caption ‘‘CDs (secondary market)’’, or

(3) if the rate referred to in clause (2) is not so published by 3:00 P.M., New York City time, on such Calculation Date, then the “CD Rate” for such Interest Reset Period will be calculated by the Calculation Agent as the arithmetic mean of the secondary market offered rates as of 10:00 A.M., New York City time, on such CD Rate Determination Date, of three leading nonbank dealers in negotiable U.S. dollar certificates of deposit in The City of New York (which may include the agents or their affiliates) selected by the Calculation Agent for negotiable U.S. dollar certificates of deposit of major United States money market banks (in the market for negotiable U.S. certificates of deposit) with a remaining maturity closest to the particular Index Maturity in an amount that is representative for a single transaction in that market at that time, or

(4) if the dealers so selected by the Calculation Agent are not quoting offered rates as mentioned in clause (3), the CD Rate for such Interest Reset Period will be the CD Rate in effect on such CD Rate Determination Date, or, if none, the initial Interest Rate.

The “Calculation Date” pertaining to any CD Rate Determination Date shall be the earlier of (i) the tenth calendar day after such CD Rate Determination Date or, if such day is not a Business Day, the next Business Day or (ii) the Business Day immediately before the applicable Interest Payment Date or Maturity, as the case may be.

Determination of Commercial Paper Rate

If the Base Rate shown on the face hereof is the Commercial Paper Rate, this Note will bear interest for each Interest Reset Period at the interest rate calculated with reference to the Commercial Paper Rate and any Spread and/or Spread Multiplier, if any, specified on the face hereof.  The “Commercial Paper Rate” for each Interest Reset Period will be determined by the Calculation Agent as:

(1) of the second Business Day prior to the Interest Reset Date for such Interest Reset Period (a “Commercial Paper Rate Determination Date”) and shall be the Money Market Yield (as defined below) on such Commercial Paper Rate Determination Date of the rate for commercial paper having the Index Maturity specified on the face hereof, as published in H.15(519) under the caption ‘‘Commercial Paper—Nonfinancial’’, or

(2) if the rate referred to in clause (1) is not so published by 3:00 P.M., New York City time, on the Calculation Date (as defined below), then the “Commercial Paper Rate” for such Interest Reset Period shall be the Money Market Yield on such Commercial Paper Rate Determination Date of the rate for commercial paper of the Index Maturity specified on the face hereof as published in H.15 Daily Update, or such other recognized electronic source used for the purpose of displaying the applicable rate, under the caption ‘‘Commercial Paper—Nonfinancial’’, or

(3) if the rate referred to in clause (2) is not so published by 3:00 P.M., New York City time, on such Calculation Date, then the “Commercial Paper Rate” for such Interest Reset Period shall be the Money Market Yield of the arithmetic mean of the offered rates as of 11:00 A.M., New York City time, on such Commercial Paper Rate Determination Date of three leading dealers of U.S. dollar commercial paper in The City of New York (which may include the agents or their affiliates) selected by the Calculation Agent for commercial paper of the Index Maturity specified on the face hereof placed for industrial issuers whose bond rating is ‘‘AA’’, or the equivalent, from a nationally recognized statistical rating organization, or

(4) if the dealers so selected by the Calculation Agent are not quoting offered rates as mentioned in clause (3), the “Commercial Paper Rate” for such Interest Reset Period will be the Commercial Paper Rate in effect on such Commercial Paper Rate Determination Date, or, if none, the Initial Interest Rate.

“Money Market Yield” shall be a yield calculated in accordance with the following formula and expressed as a percentage:

Money Market Yield =	D x 360 x 100
360 - (D x M)

where “D” refers to the applicable per annum rate for commercial paper quoted on a bank discount basis and expressed as a decimal, and “M” refers to the actual number of days in the period for which accrued interest is being calculated.

The “Calculation Date” pertaining to any Commercial Paper Rate Determination Date shall be the earlier of (i) the tenth calendar day after such Commercial Paper Rate Determination Date or, if such day is not a Business Day, the next Business Day or (ii) the Business Day immediately before the applicable Interest Payment Date or Maturity, as the case may be.

Determination of Federal Funds Rate

If the Base Rate specified on the face hereof is the Federal Funds Rate, this Note will bear interest for each Interest Reset Period at the interest rate calculated with reference to the Federal Funds Rate and Spread and/or Spread Multiplier, if any, specified on the face hereof.  The “Federal Funds Rate” for each Interest Reset Period shall be:

(1) the effective rate on the second Business Day prior to the Interest Reset Date for such Interest Reset Period (a “Federal Funds Rate Determination Date”) for U.S. dollar federal funds as published in H.15(519) under the caption ‘‘Federal Funds (Effective)’’ and displayed on Moneyline Telerate (or any successor service) on page 120 (or any other page as may replace the specified page on that service) (‘‘Moneyline Telerate Page 120’’), or

(2) if the rate referred to in clause (1) does not so appear on Moneyline Telerate Page 120 or is not so published by 3:00 P.M., New York City time, on the Calculation Date (as defined below) pertaining to such Federal Funds Rate Determination Date, the “Federal Funds Rate” for such Interest Reset Period shall be the rate on such Federal Funds Rate Determination Date for U.S. dollar federal funds as published in H.15 Daily Update, or such other recognized electronic source used for the purpose of displaying the applicable rate, under the caption ‘‘Federal Funds (Effective)’’, or

(3) if the rate referred to in clause (2) is not so published by 3:00 P.M., New York City time, on such Calculation Date, then the “Federal Funds Rate” for such Interest Reset Period shall be the arithmetic mean of the rates for the last transaction in overnight U.S. dollar federal funds arranged by each of three leading brokers of U.S. dollar federal funds transactions in The City of New York (which may include the agents or their affiliates) selected by the Calculation Agent prior to 9:00 A.M., New York City time, on such Federal Funds Rate Determination Date, or

(4) if fewer than three brokers so selected by the Calculation Agent are not quoting as mentioned in clause (3), the “Federal Funds Rate” for such Interest Reset Period will  be the Federal Funds Rate in effect on such Federal Funds Rate Determination Date, or, if none, the Initial Interest Rate.

The “Calculation Date” pertaining to any Federal Funds Rate Determination Date shall be the earlier of (i) the tenth calendar day after such Federal Funds Rate Determination Date or, if such day is not a Business Day, the next Business Day or (ii) the Business Day immediately before the applicable Interest Payment Date or Maturity, as the case may be.

Determination of LIBOR

If the Base Rate specified on the face hereof is LIBOR, this Note will bear interest for each Interest Reset Period at the interest rate calculated with reference to LIBOR and the Spread and/or Spread Multiplier, if any, specified on the face hereof.  If LIBOR is indexed to the offered rates for deposits in a currency other than U.S. dollars, the method for determining such rate will be specified on the face hereof.  If LIBOR is indexed to the offered rate for U.S. dollar deposits, “LIBOR” for each Interest Reset Period shall be determined by the Calculation Agent as follows:

(1) if ‘‘LIBOR Moneyline Telerate’’ is specified on the face hereof or if neither ‘‘LIBOR Reuters’’ nor ‘‘LIBOR Moneyline Telerate’’ is specified as the method for calculating LIBOR, the rate for deposits in the LIBOR Currency having the Index Maturity designated on the applicable LIBOR Determination Date (defined below) that appears on the Designated LIBOR Page specified on the face hereof as of 11:00 A.M., London time, on such LIBOR Determination Date.  If fewer than two such offered rates appear, or if no such rate appears, as applicable, LIBOR in respect of the related LIBOR Determination Date will be determined in accordance with the provisions described in clause (3) below, or

(2) on the second London Business Day prior to the Interest Reset Date for such Interest Reset Period (a “LIBOR Determination Date”), if ‘‘LIBOR Reuters’’ is specified on the face hereof, the arithmetic mean of the offered rates (unless the specified Designated LIBOR Page by its terms provides only for a single rate, in which case such single rate shall be used), calculated by the Calculation Agent, for deposits in the LIBOR Currency having the Index Maturity designated on the face hereof, commencing on the related Interest Reset Date, that appear on the Designated LIBOR Page specified on the face hereof as of 11:00 A.M., London time, on such

LIBOR Determination Date, if at least two such offered rates appear (unless, as aforesaid, only a single rate is required) on such Designated LIBOR Page, or

(3) if fewer than two offered rates appear, or no rate appears, as the case may be, on such LIBOR Determination Date as specified in clause (1) or (2), as applicable, with respect to this LIBOR Note and an Interest Reset Period to which this clause (3) applies, the Calculation Agent will request the principal London offices of each of four major reference banks in the London interbank market (which may include the agents or their affiliates), as selected by the Calculation Agent, to provide the Calculation Agent with its offered quotation for deposits in the LIBOR Currency for the period of the Index Maturity designated on the face hereof, commencing on the second London Business Day immediately following such LIBOR Determination Date, to prime banks in the London interbank market at approximately 11:00 A.M., London time, on such LIBOR Determination Date and in a principal amount that is representative for a single transaction in such LIBOR Currency in such market at such time.  If at least two such quotations are provided, LIBOR determined on such LIBOR Determination Date will be calculated by the Calculation Agent as the arithmetic mean of such quotations, or

(4) if fewer than two quotations referred to in clause (3) are provided, LIBOR determined on such LIBOR Determination Date will be calculated by the Calculation Agent as the arithmetic mean of the rates quoted at approximately 11:00 A.M. in the applicable Principal Financial Center, on such LIBOR Determination Date by three major banks (which may include the agents or their affiliates) in that Principal Financial Center selected by the Calculation Agent for loans in the LIBOR Currency to leading European banks, having the Index Maturity designated on the face hereof and in a principal amount that is representative for a single transaction in such LIBOR Currency in such market at such time, provided however, that, or

(5) if the banks so selected by the Calculation Agent are not quoting as mentioned in clause (4), LIBOR determined as of such LIBOR Determination Date will be LIBOR in effect on such LIBOR Determination Date.

“Calculation Date” pertaining to LIBOR shall be the LIBOR Determination Date.

“Designated LIBOR Page” means either (a) if “LIBOR Reuters” is specified on the face hereof, the display on the Reuters Monitor Money Rates Service for the purpose of displaying the London interbank rates of major banks for the applicable LIBOR Currency, or (b) if “LIBOR Moneyline Telerate” is specified on the face hereof or neither “LIBOR Reuters” nor “LIBOR Moneyline Telerate” is specified as the method for calculating LIBOR, the display on the Moneyline Telerate Service for the purpose of displaying the London interbank rates of major banks for the applicable LIBOR Currency.

“LIBOR Currency” means the currency specified on the face hereof as the currency for which LIBOR shall be calculated.  If no such currency is specified on the face hereof, the LIBOR Currency shall be U.S. dollars.

“Principal Financial Center” will be the capital city of the country of the Specified Currency or LIBOR Currency, except that with respect to Australian dollars, Canadian dollars, U.S. dollars, Swiss francs and Euro, the Principal Financial Center shall be Sydney, Toronto, The City of New York, Zurich and (solely in the case of the LIBOR Currency) London, respectively.

Determination of Treasury Rate

If the Base Rate specified on the face hereof is the Treasury Rate, this Note will bear interest for each Interest Reset Period at the interest rate calculated with reference to the Treasury Rate and the Spread and/or Spread Multiplier, if any, specified on the face hereof.  The “Treasury Rate” for each Interest Reset Period will be:

(1) the rate from the auction (“Auction”) held on the Treasury Rate Determination Date (defined below) for such Interest Reset Period of direct obligations of the United States (‘‘Treasury Bills’’) having the Index Maturity specified on the face hereof, under the caption ‘‘INVESTMENT RATE’’ on the display on Moneyline Telerate (or any successor service) on page 56 (or any other page as may replace that page on that service) (‘‘Moneyline Telerate Page 56’’) or page 57 (or any other page as may replace that page on that service) (‘‘Moneyline Telerate Page 57’’), or

(2) if the rate referred to in clause (1) is not so published by 3:00 P.M., New York City time, on the related Calculation Date (as defined below) pertaining to such Treasury Rate Determination Date, the Bond Equivalent Yield of the rate for the applicable Treasury Bills as published in H.15 Daily Update, or another recognized electronic source used for the purpose of displaying the applicable rate, under the caption ‘‘U.S. Government Securities/Treasury Bills/Auction High’’, or

(3) if the rate referred to in clause (2) is not so published by 3:00 P.M., New York City time, on the Calculation Date, the Bond Equivalent Yield of the auction rate of the applicable Treasury Bills as announced by the U.S. Department of the Treasury, or

(4) if the rate referred to in clause (3) is not so announced by the U.S. Department of the Treasury, or if the Auction is not held, the Bond Equivalent Yield of the rate on the Treasury Rate Determination Date of the applicable Treasury Bills as published in H.15(519) under the caption “U.S. Government Securities/Treasury Bills/Secondary Market”, or

(5) if the rate referred to in clause (4) is not so published by 3:00 P.M., New York City time, on the related Calculation Date, the rate on the Treasury Rate Determination Date of the applicable Treasury Bills as published in H.15 Daily Update, or another recognized electronic source used for the purpose of displaying the applicable rate, under the caption ‘‘U.S. Government Securities/Treasury Bills/Secondary Market’’, or

(6) if the rate referred to in clause (5) is not so published by 3:00 P.M., New York City time, on the related Calculation Date, the rate on the Treasury Rate Determination Date calculated by the Calculation Agent as the Bond Equivalent Yield of the arithmetic mean of the secondary market bid rates, as of approximately 3:30 P.M., New York City time, on the Treasury Rate Determination Date, of three leading primary U.S. government securities dealers (which may include the agents or their affiliates) selected by the Calculation Agent, for the issue of Treasury Bills with a remaining maturity closest to the Index Maturity specified herein, or

(7), if the dealers so selected by the Calculation Agent are not quoting as mentioned in clause (6), the Treasury Rate in effect on such Treasury Rate Determination Date, or, if none, the Initial Interest Rate.

The “Treasury Rate Determination Date” for each Interest Reset Period will be the day of the week in which the Interest Reset Date for such Interest Reset Period falls on which Treasury Bills would normally be auctioned.  Treasury Bills are normally sold at auction on Monday of each week, unless that day is a legal holiday, in which case the auction is normally held on the following Tuesday, except that such auction may be held on the preceding Friday.  If, as the result of a legal holiday, an auction is so held on the preceding Friday, such Friday will be the Treasury Rate Determination Date pertaining to the Interest Reset Period commencing in the next succeeding week.  If an auction date shall fall on any day that would otherwise be an Interest Reset Date for a Note whose Base Rate is the Treasury Rate, then such Interest Reset Date shall instead be the Business Day immediately following such auction date.

The “Calculation Date” pertaining to any Treasury Rate Determination Date shall be the earlier of (i) the tenth calendar day after such Treasury Rate Determination Date, or if such day is not a Business Day, the next Business Day or (ii) the Business Day immediately before the applicable Interest Payment Date or Maturity, as the case may be.

The ‘‘Bond Equivalent Yield’’ means a yield (expressed as a percentage) calculated in accordance with the following formula:

Bond Equivalent Yield =	D × N	× 100
360-(D × M)

where ‘‘D’’ refers to the applicable annual rate for Treasury Bills quoted on a bank discount basis and expressed as a decimal, ‘‘N’’ refers to 365 or 366, as the case may be, and ‘‘M’’ refers to the actual number of days in the applicable Interest Reset Period.

Determination of Prime Rate

If the Base Rate specified on the face hereof is the Prime Rate, this Note will bear interest for each Interest Reset Period at the interest rate calculated with reference to the Prime Rate and the Spread and/or Spread Multiplier, if any, specified on the face hereof.  The “Prime Rate” for each Interest Reset Period will be determined by the Calculation Agent as:

(1) of the second Business Day prior to the Interest Reset Date for such Interest Reset Period (a “Prime Rate Determination Date”) and shall be the rate published in H.15(519) under the caption ‘‘Bank Prime Loan’’, or

(2) if the rate referred to in clause (1) is not so published by 3:00 P.M., New York City time, on the Calculation Date (as defined below), then the “Prime Rate” for such Interest Reset Period on such Prime Rate Determination Date shall be as published in H.15 Daily Update, or such other recognized electronic source used for the purpose of displaying the applicable rate, under the caption ‘‘Bank Prime Loan’’, or

(3) if the rate referred to in clause (2) is not so published by 3:00 P.M., New York City time, on the Calculation Date, then the “Prime Rate” for such Interest Reset Period on such Prime Rate Determination Date calculated by the Calculation Agent shall be the arithmetic mean of the rates of interest publicly announced by each bank that appears on the Reuters Screen US PRIME 1 Page (as defined below) as such bank’s prime rate or base lending rate as of 11:00 A.M., New York City time, on such Prime Rate Determination Date, or

(4) if fewer than four rates referred to in clause (3) are so published by 3:00 P.M., New York City time, on the related Calculation Date, the “Prime Rate” will be the rate calculated by the Calculation Agent on the Prime Rate Determination Date as the arithmetic mean of the prime rates or base lending rates quoted on the basis of the actual number of days in the year divided by a 360-day year as of the close of business on such Prime Rate Determination Date by three major banks (which may include the agents or their affiliates) in The City of New York selected by the Calculation Agent, or

(5) if the banks so selected by the Calculation Agent are not quoting as mentioned in clause (4), the Prime Rate of such Interest Reset Period will be the Prime Rate in effect on such Prime Rate Determination Date, or, if none, the Initial Interest Rate.

“Reuters Screen US PRIME 1 Page” means the display on the Reuters Monitor Money Rates Service (or any successor service) on the “US PRIME 1” page (or any other page as may replace that page on that service) for the purpose of displaying prime rates or base lending rates of major U.S. banks.

The “Calculation Date” pertaining to a Prime Rate Determination Date shall be the earlier of (i) the tenth calendar day after such Prime Rate Determination Date or, if such day is not a Business Day, the next Business Day or (ii) the Business Day immediately before the applicable Interest Payment Date or Maturity, as the case may be.

Determination of CMT Rate

If the Base Rate specified on the face hereof is the CMT Rate, this Note will bear interest for each Interest Reset Period at the interest rate calculated with reference to the CMT Rate and the Spread and/or Spread Multiplier, if any, specified on the face hereof.

Unless otherwise specified on the face hereof, the “CMT Rate” for each Interest Reset Period will be determined by the Calculation Agent and shall be the rate:

(1) if CMT Moneyline Telerate Page (as defined below) is 7051, as of the second Business Day prior to the Interest Reset Date for such Interest Reset Period (a “CMT Determination Date”) is specified hereof:

(a) the percentage equal to the yield for United States Treasury securities at ‘‘constant maturity’’ having the Index Maturity specified hereof as published in H.15(519) under the caption ‘‘Treasury Constant Maturities’’, as the yield is displayed on Moneyline Telerate (or any successor service) on page 7051 (or any other page as may replace the specified page on that service) (‘‘Moneyline Telerate Page 7051’’), for such CMT Determination Date, or

(b) if the rate referred to in clause (a) does not so appear on Moneyline Telerate Page 7051, the percentage equal to the yield for United States Treasury securities at ‘‘constant maturity’’ having the particular Index Maturity and for such CMT Determination Date as published in H.15(519) under the caption ‘‘Treasury Constant Maturities’’, or

(c) if the rate referred to in clause (b) does not so appear in H.15(519), the rate on such CMT Determination Date for the period of the particular Index Maturity as may then be published by either the Federal Reserve System Board of Governors or the United States Department of the Treasury that the Calculation Agent determines to be comparable to the rate which would otherwise have been published in H.15(519), or

(d) if the rate referred to in clause (c) is not so published, the rate on such CMT Determination Date calculated by the Calculation Agent as a yield to maturity based on the arithmetic mean of the secondary market bid prices at approximately 3:30 P.M., New York City time, on the Calculation Date relating to such CMT Determination Date of three leading primary U.S. government securities dealers in The City of New York (which may include the agents or their affiliates) (each, a ‘‘Reference Dealer’’), selected by the Calculation Agent from five Reference Dealers selected by the Calculation Agent and eliminating the highest quotation, or, in the event of equality, one of the highest, and the lowest quotation or, in the event of equality, one of the lowest, for U.S. Treasury securities with an original maturity equal to the particular Index Maturity, a remaining term to maturity no more than one year shorter than that Index Maturity and in a principal amount that is representative for a single transaction in the securities in that market at that time, or

(e) if fewer than five but more than two of the prices referred to in clause (d) are provided as requested, the rate on such CMT Determination Date calculated by the Calculation Agent based on the arithmetic mean of the bid prices obtained and neither the highest nor the lowest of the quotations shall be eliminated, or

(f) if fewer than three prices referred to in clause (d) are provided as requested, the rate on such CMT Determination Date calculated by the Calculation Agent as a yield to maturity based on the arithmetic mean of the secondary market bid prices as of approximately 3:30 P.M., New York City time, on that Interest Determination Date of three Reference Dealers selected by the Calculation Agent from five Reference Dealers selected by the Calculation Agent and eliminating the highest quotation or, in the event of equality, one of the highest and the lowest quotation or, in the event of equality, one of the lowest, for U.S. Treasury securities with an original maturity greater than the particular Index Maturity, a remaining term to maturity closest to that Index Maturity and in a principal amount that is representative for a single transaction in the securities in that market at that time, or

(g) if fewer than five but more than two prices referred to in clause (f) are provided as requested, the rate on such CMT Determination Date calculated by the Calculation Agent based on the arithmetic mean of the bid prices obtained and neither the highest nor the lowest of the quotations will be eliminated, or

(h) if fewer than three Reference Dealers selected by the Calculation Agent are quoting as described in clause (g), the “CMT Rate” will be the CMT Rate in effect on such CMT Determination Date, or, if none, the Initial Interest Rate.

(2) if CMT Moneyline Telerate Page is 7052:

(a) the percentage equal to the one-week or one-month, as specified hereof, average yield for U.S. Treasury securities at ‘‘constant maturity’’ having the Index Maturity specified hereof as published in H.15(519) opposite the caption ‘‘Treasury Constant Maturities’’, as the yield is displayed on Moneyline Telerate (or any successor service) (on page 7052 or any other page as may replace the specified page on that service) (‘‘Moneyline Telerate Page 7052’’), for the week or month, as applicable, ended immediately preceding the week or month, as applicable, in which the CMT Determination Date falls, or

(b) if the rate referred to in clause (a) does not so appear on Moneyline Telerate Page 7052 by 3:00 P.M., New York City time, on the related Calculation Date, the percentage equal to the one-week or one-month, as specified herein, average yield for U.S. Treasury securities at ‘‘constant maturity’’ having the particular Index Maturity and for the week or month, as applicable, preceding the CMT Determination Date as published in H.15(519) opposite the caption ‘‘Treasury Constant Maturities,’’ or

(c) if the rate referred to in clause (b) does not so appear in H.15(519) by 3:00 P.M., New York City time, on the related Calculation Date, the one-week or one-month, as specified herein, average yield for U.S. Treasury securities at ‘‘constant maturity’’ having the particular Index Maturity as otherwise announced by the Federal Reserve Bank of New York for the week or month, as applicable, ended immediately preceding the week or month, as applicable, in which such CMT Determination Date falls, or

(d) if the rate referred to in clause (c) is not so published by 3:00 P.M., New York City time, on the related Calculation Date, the rate on such CMT Determination Date calculated by the Calculation Agent as a yield to maturity based on the arithmetic mean of the secondary market bid prices at approximately 3:30 P.M., New York City time, on that CMT Determination Date of three Reference Dealers selected by the Calculation Agent from five Reference Dealers selected by the Calculation Agent and eliminating the highest quotation, or, in the event of equality, one of the highest, and the lowest quotation or, in the event of equality, one of the lowest, for U.S. Treasury securities with an original maturity equal to the particular Index Maturity, a remaining term to maturity no more than one year shorter than that Index Maturity and in a principal amount that is representative for a single transaction in the securities in that market at that time, or

(e) if fewer than five but more than two of the prices referred to in clause (d) are provided as requested, the rate on the particular CMT Determination Date calculated by the Calculation Agent based on the arithmetic mean of the bid prices obtained and neither the highest nor the lowest of the quotations shall be eliminated, or

(f) if the Calculation Agent cannot obtain three prices referred to in clause (d), the “CMT Rate” for such Interest Reset Period shall be calculated by the Calculation Agent and will be a yield to maturity based on the arithmetic mean of the secondary market bid prices as of approximately 3:30 P.M., New York City time, on that CMT Determination Date of three Reference Dealers selected by the Calculation Agent from five Reference Dealers selected by the Calculation Agent and eliminating the highest quotation or, in the event of equality, one of the highest and the lowest quotation or, in the event of equality, one of the lowest, for U.S. Treasury securities with an original maturity of the number of years that is the next highest to the Index Maturity specified on the face hereof and a remaining term to maturity closest to the Index Maturity specified on the face hereof and in an amount of at least $100 million, or

(g) if fewer than five but more than two Reference Dealers are quoting as referred to in clause (f), then the CMT Rate will be calculated by the Calculation Agent based on the arithmetic mean of the offer prices obtained and neither the highest or the lowest of the quotations will be eliminated, or

(h) if fewer than three Reference Dealers selected by the Calculation Agent are quoting as described in clause (g), the “CMT Rate” will be the CMT Rate in effect on such CMT Determination Date, or if none, the Initial Interest Rate.

If two U.S. Treasury securities with an original maturity greater than the Index Maturity specified hereof have remaining terms to maturity equally close to the particular Index Maturity, the quotes for the U.S. Treasury security with the shorter original remaining term to maturity will be used.

“CMT Moneyline Telerate Page” means the display on the Moneyline Telerate Service on the page designated on the face hereof (or any other page as may replace such page on that service for the purpose of displaying Treasury Constant Maturities as reported in H.15(519)).  If no such page is specified on the face hereof, the CMT Moneyline Telerate Page shall be 7052, for the most recent week.

The “Calculation Date” pertaining to any CMT Determination Date shall be the earlier of (i) the tenth day after such CMT Determination Date or, if such day is not a Business Day, the next Business Day or (ii) the Business Day immediately before the applicable Interest Payment Date or Maturity, as the case may be.

If this Note is a Global Security, ownership of beneficial interests herein will be limited to participants in DTC or persons that hold interests through such participants, and the transfer of beneficial interests herein will be effected only through records maintained by DTC (and with respect to interests of participants in DTC) and by participants in DTC or persons that may hold interests through such participants (with respect to persons other than participants in DTC).

As provided in the Indenture and subject to certain limitations therein set forth, this Note is exchangeable for a like aggregate principal amount of Notes of different authorized denominations, as requested by the Person surrendering the same.

If this Note is a Global Security, this Note is exchangeable only if (x) DTC notifies the Company that it is unwilling or unable to continue as depositary for this Note or if at any time DTC ceases to be in good standing under the Securities Exchange Act of 1934, as amended, and the Company does not appoint a successor depositary within 90 days after the Company receives such notice or becomes aware that DTC is no longer in good standing; or (y) the Company in its sole discretion determines that this Note shall be exchanged for Certificated Notes in definitive form, provided that the definitive Notes so issued in exchange for this Note shall be in authorized denominations and be of like aggregate principal amount and tenor and terms as the portion of this Note to be exchanged.  Except as provided above, owners of beneficial interests in this Note (if a Global Security) will not be entitled to have this Note or Notes represented by this Note registered in their names or receive physical delivery of Notes in definitive form and will not be considered the Holders hereof for any purpose under the Indenture.

As provided in the Indenture and subject to certain limitations therein set forth, this Note is transferable on the Debt Security register of the Company, upon surrender of this Note for registration of transfer at the offices or agencies as may be designated and maintained by the Company for such purpose in accordance with the provisions of the Indenture, duly endorsed by or accompanied by a written instrument of transfer in form satisfactory to the Company and the Debt Security registrar, duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

As provided in the Indenture and subject to certain limitations therein set forth, this Note is exchangeable for a like aggregate principal amount of Notes of different authorized denominations, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for purposes of receiving payment as herein provided and for all other purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

If an Event of Default shall occur and be continuing with respect to the Notes, the unpaid principal of all Notes may be declared due and payable in this manner and with the effect provided in the Indenture.

The Indenture contains provisions permitting the Company and the Trustee, with the consent of the Holders of not less than 66 2/3% in aggregate principal amount of each series of the Debt Securities at the time outstanding (as defined in the Indenture) to be affected (each series voting as a class), evidenced as in the Indenture provided, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the Holders of the Debt Securities of all such series; provided, however, that no such supplemental indenture shall, among other things, (i) extend the fixed maturity of any Debt Security, or reduce the rate or extend the time of payment of interest thereon, or reduce the principal amount or premium if any, thereon, or make the principal thereof, or premium if any, or interest, if any, thereon payable in any coin or currency other than that hereinabove provided, without the consent of the Holder of each Debt Security so affected or reduce the amount of principal of an Original Issue Discount Security that would be due and payable upon acceleration of maturity thereof, or (ii) reduce the aforesaid percentage of Debt Securities the Holders of which are required to consent to any such supplemental indenture, without the consent of Holders of each Debt Security so affected.  The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of the Notes at the time Outstanding, as defined in the Indenture, on behalf of the Holders of all the Notes, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences.  Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Notes issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Note or upon any Note issued upon the transfer hereof or in exchange therefor or in lieu hereof.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, places and rate, and in the coin and currency, herein prescribed.

No recourse shall be made for the payment of the principal of or the interest on this Note or for any claim based herein or otherwise in any manner in respect hereof, or in respect of the Indenture, against any incorporator, stockholder, officer or director, as such past, present or future, of the Company or of any predecessor or successor corporation, whether by virtue of any constitutional provision or statute or rule or law, or by the enforcement of any assessment or penalty or in any other manner, all such liability being expressly waived and released by the acceptance hereof and as part of the consideration for the issue hereof.

All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -as tenants in common	UNIF GIFT MIN ACT-	Custodian
	(Cust)	(Minor)
TEN ENT-as tenants by the entireties	Under Uniform Gifts to Minors Act

JT ENT-as joint tenants with right of	(State)
survivorship and not as tenants
in common

Additional abbreviations may also be used though not in the above list

OPTION TO ELECT REPAYMENT

The undersigned hereby irrevocably requests and instructs the Company to repay $                  principal amount of the within Note, pursuant to its terms, on the “Optional Repayment Date” first occurring after the date of receipt of the within Note as specified below, together with interest thereon accrued to the date of repayment, to the undersigned at:

(Please Print or Type Name and Address of the Undersigned)

and to issue to the undersigned, pursuant to the terms of the Indenture, a new Note or Notes representing the remaining principal amount of this Note.

For this Option to Elect Repayment to be effective, this Note with the Option to Elect Repayment duly completed must be received by the Company within the relevant time period set forth above at its office or agency in the Borough of Manhattan, the City and State of New York, located initially at the office of the Registrar at The Bank of New York Trust Company, N.A.,                                   , New York, New York              , Attention:  Corporate Trust Administration.

Dated:

Note: The signature to this Option to Elect Repayment must correspond with the name as written upon the face of the within Note in every particular without alteration or enlargement or any change whatsoever.

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

Please Insert Social Security or Other
Identifying Number of Assignee

Please Print or Typewrite Name and Address of Assignee

the within Instrument of McDONALD’S CORPORATION and all rights thereunder, hereby does irrevocably constitute and appoint

Attorney
to transfer such Note on the books of McDONALD’S CORPORATION with full power of substitution in the premises.

Dated:
Signature

NOTICE:  The signature to this assignment must correspond with the name as it appears upon the face of the Note in every particular, without alteration or enlargement or any change whatsoever.